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                                                                    EXHIBIT 23.1

                         Independent Auditors' Consent
                         -----------------------------


The Board of Directors
Southern Community Financial Corporation and Subsidiaries:

We consent to the use of our report incorporated by reference herein and to the reference to our firm under the heading "Experts" in the registration statement.

/s/ Dixon Odom PLLC

Sanford, North Carolina
October 20, 2003